SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------



                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





        Date of Report (Date of earliest event reported): October 7, 1996





                     HEALTH AND RETIREMENT PROPERTIES TRUST
               (Exact name of registrant as specified in charter)


       Maryland                    1-9317                     04-6558834

    (State or other           (Commission file              (IRS employer
    jurisdiction of                number)                identification no.)
     incorporation)





 400 Centre Street, Newton, Massachusetts                 02158
 (Address of principal executive offices)               (Zip code)



Registrant's telephone number, including area code:  617-332-3990


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Item 5.           Other Events.

         On  October  7,  1996  Health  and  Retirement  Properties  Trust  (the
"Company") issued $240 million aggregate principal amount of convertible subordinated debentures in offerings which were previously announced by the Company.

         Of  such  amount,   $70,000,000  aggregate  principal  amount  of  7.5%
Convertible Subordinated Debentures due 2003, Series A (the "Series A Debentures") were offered and sold in an underwritten registered public offering (the "Series A Offering"), and $40,000,000 aggregate principal amount of 7.25% Convertible Subordinated Debentures due 2001 (the "7.25% Debentures") were offered and sold in a registered direct placement (the "Registered Placement"). The Series A Debentures and the 7.25% Debentures are convertible at the holder's option into the Company's common shares of beneficial interest, $.01 par value per share (the "Common Shares"), at a conversion price of $18.00 per Common Share. NatWest Securities Limited and Merrill Lynch & Co. acted as managing underwriters with respect to the Series A Offering, and National Westminster Bank PLC, New York Branch acted as placement agent with respect to the Registered Placement. The Series A Offering and the Registered Placement were made pursuant to the Company's shelf registration statement as declared effective by the Securities and Exchange Commission on June 24, 1996.

         Lastly, the Company issued $130,000,000 aggregate principal amount of 7.5% Convertible Subordinated Debentures due 2003, Series B (the "Series B Debentures") which were offered and sold in an unregistered offering outside of the United States (the "Series B Offering") pursuant to Regulation S promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The Series B Debentures are convertible at the holder's option on and after October 18, 1996, or 40 days following closing of any exercise of an overallotment option granted by the Company to the managers of the Series B Offering which may be exercised at any time, or from time to time, until November 6, 1996, into Common Shares at a conversion price of $18.00 per Common Share. NatWest Securities Limited and Merrill Lynch International were the lead managers of the Series B Offering. The offering price of the Series B Debentures was 100% of the principal amount thereof, and the aggregate managers' commissions were $3,120,000. The Series B Debentures have not been registered under the Securites Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
(c) Exhibits.

         4.1 First Supplemental Indenture between the Company and Fleet National Bank ("Fleet"), as trustee, relating to the Series A Debentures (including form of Series A Debenture).

         4.2 Second Supplemental Indenture between the Company and Fleet, as trustee, relating to the Series B Debentures (including form of Series B Debenture).



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                                      - 3 -


         4.3 Third Supplemental Indenture between the Company and Fleet, as trustee, relating to the 7.25% Debentures (including form of 7.25% Debenture).


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      HEALTH AND RETIREMENT
                                       PROPERTIES TRUST



                                       By: /S/ Ajay Saini
                                           Ajay Saini,
                                           Treasurer and Chief
                                            Financial Officer

Date: October 22, 1996